Exhibit 10.2

                         SECURED CONVERTIBLE BRIDGE NOTE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION REQUIREMENTS THEREOF OR EXEMPTION THEREFROM. ADDITIONALLY, THIS NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF DIOMED HOLDINGS, INC.

$___________                                                          No.  ____


                              DIOMED HOLDINGS, INC.

              SECURED CONVERTIBLE BRIDGE NOTE DUE AUGUST ____, 2004

         FOR VALUE RECEIVED, DIOMED HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY") hereby promises to pay to ____________________________________________, having its address at
____________________________________________or  its assigns  (the  "HOLDER"  and together with the other holders of Secured Convertible Bridge Notes due August ____, 2004 issued pursuant to the Securities Purchase Agreement (as defined below), the "HOLDERS"), the principal sum of _____________ and 00/100 Dollars ($__________________) on August ____, 2004 (the "MATURITY DATE") and to pay
simple interest on the principal sum outstanding from time to time as provided for herein in arrears at the rate of 8% per annum, calculated on the basis of a 360-day year and the number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law) upon the Maturity Date or the date when the Company elects to redeem this Note in full prior to the Maturity Date pursuant to Section 3. Interest shall commence to accrue on this Note on the first such business day to occur after the date hereof and shall continue on a daily basis until payment in full of the principal sum has been made or duly provided for or until the full outstanding amount of this Note has been converted in accordance with the provisions hereof.

         This Note is one of the Secured Bridge Notes referred to in the Securities Purchase Agreement, dated as of August 8, 2003, among the Company and the Investors (as defined therein) (the "SECURITIES PURCHASE AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings given to them in the Securities Purchase Agreement. By acceptance of this Note, the Holder accepts the terms and conditions set forth in the Securities Purchase Agreement and irrevocably agrees to be bound thereby, including without limitation the appointment and authorization of the Designated
Note Investor pursuant to (i) Section 2 of the Patent Security Agreement, dated as of August ___, 2003, by and among

Diomed, the Note Investors named therein and the Designated Note Investor named therein (the "PATENT SECURITY AGREEMENT"), (ii) Section 6 of the Security Agreement, dated as of August ___, 2003, by Diomed in favor of the Designated
Note Investor named therein for the benefit of the Secured Parties named therein (the "SECURITY AGREEMENT") and (iii) Section 5 of the Second Amended and Restated Pledge Agreement, dated as of August ___, 2003 by Diomed in favor of the Designated Lender named therein and the Designated Note Investor for the benefit of the Secured Parties named therein (the "PLEDGE AGREEMENT"). In addition to the provisions of the Securities Purchase Agreement, the Patent Security Agreement, the Security Agreement and the Pledge Agreement, this Note is subject to the following additional provisions:

         1. TRANSFER RESTRICTIONS. This Note has been issued subject to investment representations of the original purchaser hereof and may not be transferred or exchanged without the prior written consent of the Company. In the event of any proposed transfer of this Note to which the Company has granted its consent, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note to which the Company has consented, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         2. CONVERSION OF NOTES. The outstanding principal amount of, and unpaid accrued interest on, this Note shall be converted into shares of the Common Stock upon the delivery of this Note by the Holder at the Tranche II Closing at a conversion price (the "Conversion Price") equal to the Share Purchase Price to be paid by Holders of the Secured Bridge Notes at the Tranche II Closing pursuant to Section 2(a)(ii) of the Securities Purchase Agreement and pursuant to the following terms and conditions:

                  (i) The conversion of this Note into Common Stock shall not occur unless and until the Company has obtained the approval of its stockholders to the issuance of Common Stock upon the conversion of this Note.

                  (ii) The conversion of this Note shall be deemed to have been effected as of the delivery of this Note on the Tranche II Closing Date. At the time such conversion has occurred, the rights of the Holder as a holder of this Note shall cease and shall be deemed to be a right to receive the Common Stock, and the Holder shall become the holder of record of the Common Stock. If the Holder of this Note does not deliver this Note for conversion of the Tranche II Closing, then the Company may redeem this Note by issuing to the Holder of this Note that number of Investors' Shares as shall equal (A) the outstanding principal amount of, and unpaid accrued interest on, this Note, (B) divided .08.

                  (iii) The issuance of certificates for Common Stock shall be made without charge to the Holders of this Note for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of this Note) or other cost incurred by the Company in connection with such conversion and the related issuance of Common Stock.

                  (iv) Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Common Stock shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

                  (v) The Corporation shall assist and cooperate with any holder of such shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Company).

                  (vi) When converted, this Note shall be cancelled and shall not be held in treasury or otherwise be available for reissuance.

                  (vii) In determining amounts of Common Stock, the determination of the Company shall be final, absent manifest error. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of issued shares of Common Stock shall be rounded to the nearest whole share.

         3. DIVIDENDS, SPLITS, ETC. If, at any time while any portion of this Note remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock or otherwise recapitalizes its Common Stock, the Conversion Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Conversion Price shall be deemed to be one-half of what it had been calculated to be immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to the record date multiplied by 10; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon.

         4. PAYMENT AT MATURITY. That portion of the principal amount of this Note which is outstanding on the Maturity Date shall be payable, together with accrued interest thereon as provided herein, on the Maturity Date by payment accordance with Section 8. All payments made hereon shall be applied first towards accrued interest and second to the principal amount hereof.

              5. NO IMPAIRMENT. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to convert this Note into Common Stock in the manner as herein prescribed. This Note is a direct obligation of the Company.

              6. SECURITY; GUARANTY. The Holder of this Note has the benefit of certain security provided to it as a Secured Party under the Patent Security Agreement as provided therein. The Holder of this Note also has the benefit of the Acknowledgement and Unconditional Guaranty of Diomed, Inc. set forth below the Company's signature on this Note, as provided therein.

              7. ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation, share exchange or merger of the Company with or into another entity or person, or the conveyance of all or substantially all of the assets of the Company to another entity or person (each, an "Extraordinary Transaction"), this Note shall thereafter be convertible into the kind and number of shares of stock or other securities or property, if any, to which a holder of the same number of Investors' Shares into which this Note would have been converted (if this Note had been converted on the business day immediately preceding the date on which the Extraordinary Transaction occurred) would have been entitled upon such event; and, in any such case, adjustment shall be made to this Note, as is appropriate for the circumstances, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be practicable, in relation to any shares of stock, securities or other property thereafter deliverable upon the conversion of this Note. The provisions of this
Section 7 shall similarly apply to successive Extraordinary Transactions.

              8. MANNER OF PAYMENT. All payments contemplated hereby to be made "in cash" shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder to an account designated by the Holder to Diomed and if the Holder has not designated any such accounts at the address last appearing on the Note Register of Diomed as designated in writing by the Holder from time to time; except that the Holder may designate, by notice to Diomed, a different delivery address for any one or more specific payments or deliveries.

              9. HOLDER ACKNOWLEDGEMENTS. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of Common Stock issuable upon conversion thereof except in compliance with the terms of the Securities Purchase Agreement and the Investors' Rights Agreement and under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

              10.   GOVERNING   LAW,  ETC.   With  respect  to  governing   law,
jurisdiction and waiver of Jury trial:

              (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTYOR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS, AND IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NOTE OR OTHER DOCUMENT RELATED THERETO. FURTHER, BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

              (c) BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY INVESTMENT DOCUMENT (AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT) OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER OR ANY OTHER HOLDER OF NOTES OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE COMPANY AND THE HOLDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY, THE HOLDER AND ANY PARTY TO THE OTHER TRANSACTION DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY, THE HOLDER OR ANY OTHER HOLDER OF NOTES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         11. DEFAULT. The following shall constitute an "Event of Default":

              (a) Diomed fails in the payment of principal or interest on this Note as required hereunder and the same shall continue for a period of five (5) days; or

              (b) Any of the representations or warranties made by Diomed or the Company in this Note or in the other Investment Documents, or in any certificate or other material written statement heretofore or hereafter furnished by Diomed or the Company in connection with the execution and delivery of this Note or the other Investment Documents shall have been or shall be false or misleading in any material respect at the time made; or

                  (c) Diomed or the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation under this Note or the other Investment Documents, and such failure shall continue uncured for a period of thirty (30) days after written notice of such failure from the Holder; or

                  (d) The voluntary or judicial dissolution or termination of the Company or Diomed; or

                  (e) The Company or Diomed shall (i) admit in writing its inability to pay its debts as they become due; (ii) file a petition in bankruptcy or for reorganization or for the adoption of an agreement under the Bankruptcy Code; (iii) make an assignment for the benefit of its creditors; (iv) have commenced against it a proceeding for the appointing of a receiver or trustee for all or a substantial part of its property which is not dismissed or stayed for a period of 30 days; (v) allow the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property; (vi) suffer an attachment on all or a substantial part of his property or (vii) take any action in furtherance of the foregoing; inability to pay its debts generally as they mature; or

                  (f) Any declared default of the Company or Diomed under any Indebtedness that gives the holder thereof the right to accelerate such Indebtedness, and such Indebtedness is in fact accelerated by the holder. The term "INDEBTEDNESS" means indebtedness for borrowed money outstanding in an amount in excess of $500,000.

Then, or at any time thereafter, and in each and every such case, at the option and in the discretion of, in the case of Events of Default under Subsections 11(b) and (c), the Holders holding at least twenty five (25%) of the outstanding principal amount of the Secured Bridge Notes may declare this Note and the other outstanding Secured Bridge Notes, together with all accrued and unpaid interest thereon, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holders holding at least twenty five percent (25%) of the outstanding principal amount of the Secured Bridge Notes may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Further, then, or at any time thereafter, and in each and every such case, at the option and in the discretion of, in the case of Events of Default under Subsections 11(a) and (d) through
(f), any individual Holder, may declare this Note, together with all accrued and unpaid interest thereon, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and such Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

              12. NO RIGHTS AS A STOCKHOLDER. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

              13. AMENDMENT. This Note may be amended only by the written consent of Holder of this Note and the Company.

              14. WAIVERS AND CONSENTS. No waivers or consents in regard to any provision of this Note may be given other than by an instrument in writing signed by the Holder.


                            [Signature page follows.]

              IN  WITNESS   WHEREOF,   the  Company  has  caused  this   Secured
Convertible Bridge Note to be duly executed by an officer thereunto duly authorized.

Dated:  August ____, 2003

                                       DIOMED HOLDINGS, INC.


                                       By:
                                          -----------------------------------
                                          James A. Wylie, Jr.
                                          Chief Executive Officer


            ACKNOWLEDGMENT AND UNCONDITIONAL GUARANTY BY DIOMED, INC.

         Diomed, Inc. ("Guarantor"), a wholly-owned subsidiary of the Diomed Holdings, Inc. (the "Company"), hereby acknowledges that it has received valuable consideration from the making of this Note by virtue of certain proceeds therefrom being contributed by the Company to the Guarantor. Guarantor hereby absolutely and unconditionally guarantees to the Holder full and prompt payment and performance (and not merely collection) of the Company's obligations when due, whether at maturity or earlier by reasons of acceleration or otherwise, of the debts, liabilities, and obligations under this Note. This Guaranty shall remain in force and be binding upon the Guarantor for so long as any indebtedness, liabilities or other obligations under this Note remain unsatisfied by the Company. This Guaranty shall not be terminated by any renewals, extensions or refinancings of this Note, and shall be binding against the Guarantor by the Holder and any successor or assign of the Holder. Guarantor hereby waives all defenses, except the defense of discharge by payment in full. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against securities or liens available to the Holder. In the event of the Company's default or breach of the Note, the Holder shall have the right to enforce its rights, powers, and remedies under the Note and hereunder in any order, and all rights, powers, and remedies available to the Holder in such event shall be nonexclusive and cumulative of all other rights, powers, and remedies provided thereunder or hereunder or by law or in equity. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all debts, liabilities, and obligations contained in the Note, shall in any way exonerate the undersigned, or modify, reduce, limit, or release the requirements herein of the Guarantor hereunder.

                                           DIOMED, INC.


                                           By:
                                               ------------------------------
                                               James A. Wylie, Jr.
                                               Chief Executive Officer